BANJARAN PURNAMA SDN BHD, COMPANY NO.323604-U
(LANDLORD.)

AGAPE SUPERIOR LIVING SDN BHD, COMPANY NO.624388-V
(TENANT.)

DATE : 10/10/2023.

TENANCY BETWEEN BANJARAN PURNAMA SDN BHD (LANALORD) AND AGAPE SUPERIOR LIVING SDN BHD (TENANT).

1) AGREEMENT DATE : 19TH NOVEMBER 2021
2) PERIOD OF TENANCY : 1ST NOVEMBER 2021 TO 31ST OCTOBER 2023
3) PREMISES ADDRESS : 47A AND 47B MEDAN IPOH 1A, MEDAN IPOH BESTARI, 31400 IPOH.
   (1ST AND 2ND FLOOR)
4) MONTHLY RENT : RM2,000.00
5) DEPOSITS : RM4,200.00 , UTILITIES DEPOSIT : RM2,100.00
6) CLAUSE 4 (F) OPTION TO EXTEND FOR 1 (ONE) YEAR WITH RENT INCREASE NOT MORE THAN 15%.

WE ARE PLEASED THAT YOU HAVE NOTIFIED US THAT YOU ARE INTERESTED TO EXTEND THE ABOVE TENANCY FOR FURTHER 1(ONE) YEAR BY EMAIL TODAY.

THE NEW MONTHLY RENT IS RM2,200.00 (RINGGIT TWO THOUSAND AND TWO HUNDRED ONLY). (INCREASED OF 10% FROM RM2,000.00). THE NEW EXTENDED PEROID IS FROM 1ST NOVENMBER 2023 TO 31ST OCTOBER 2024.

YOU ARE NOT REQUIRED TO TOP UP THE DEPOSITS.

IF YOU HAVE ANY ENQURIES, PLEASE CONTACT US.

THANK YOU.

YOURS TRULY,

BANJARAN PURNAMA SDN. BHD.
(COMPANY No. 323604-U)

Directors

DIRECTOR
NG MUN LEONG

ACKNOWLEDGE BY TENANT

DATO' SRI DR. HOW KOK CHOONG
S.S.A.P, D.I.M.P, J.P.